UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 31, 2020

Date of Report (Date of earliest event reported)

Toga Limited
(Exact name of registrant as specified in its charter)

Nevada	001-39052	98-0568153
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2575 McCabe Way, Suite 100 Irvine, CA	92614
(Address of principal executive offices)	(Zip Code)

(949) 333-1603

(Registrant's telephone number)

__________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol(s)	Name of each Exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On June 5, 2020, Toga Limited (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Initial Report”) for the purpose of disclosing the entry by the Company into two Stock Purchase Agreements on May 31, 2020 (the “Stock Purchase Agreements”) to acquire 100% of the stock of Eostre Sdn. Bhd., a Malaysian corporation (“Eostre”) (the “Acquisition”). The Initial Report also included a Regulation FD disclosure relating to a presentation made by the Company to certain stockholders, prospective independent agents and others in Kuala Lumpur, Malaysia on June 6, 2020. The Company is now filing this Amendment No. 1 on Form 8-K/A (the “Amendment No. 1”) to amend and supplement the Initial Report to include: (1) additional information about the Company and Eostre’s business operations and plans; (2) information regarding the termination of two of the Company’s Trademark Licensing Agreements; and (3) additional slides that were presented at the June 6, 2020 informational meeting held by the Company. Except as otherwise provided herein, this Amendment No. 1 does not amend or restate the Initial Report, nor does it modify or update any of the information made in the Initial Report.

Item 1.01 Entry Into a Material Definitive Agreement

Acquisition of Eostre Sdn. Bhd., a Malaysian corporation

Business Description of Eostre Sdn. Bhd., a Malaysian corporation

The Company is in the business of selling wellness products through direct marketing networks. As of June 1, 2020, in accordance with the Company’s strategic business plan, the Company will engage in the sale of such wellness products through Eostre, which is anticipated to become the Company’s wholly-owned subsidiary upon the closing of the second phase of the Acquisition.

Sources, significant classes of products sold, and distribution channels: The Company sells products based on traditional, eastern wellness principles under its “Eostre” brand. The Company’s products include pendants (necklaces with crystals on them), home goods, supplements and topical sprays, serums and creams. The products offered by the Company are as follows:

1.	Eostre Energy Crystal Pendant (*Available in Indonesia, Taiwan, Malaysia and Japan)
2.	Eostre Quantum Disc (*Available in Indonesia, Taiwan, Malaysia and Japan)
3.	Eostre Vitality Pendant (*Available in Indonesia and Malaysia)
4.	Eostre Sanare Sleep Mat (*Available in Indonesia and Malaysia)
5.	Eostre Life Force Diffuser (humidifier) (*Available in Indonesia and Malaysia)
6.	Eostre Ohrus (light) (*Available in Indonesia and Malaysia)
7.	Essential Young Serum (*Available in Indonesia)
8.	Perfect Hydrating Spray (*Available In Indonesia)
9.	Healthy 99 (*Available In Taiwan and Japan)
10.	Beauty 99 (*Available in Taiwan)
11.	Cadalobs Chlorella (*Available In Taiwan)
12.	Toga Dammarane (*Available In Taiwan and Japan)
13.	Dammarane Sapogenin (*Available In Taiwan and Japan)

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The product branding “Eostre” is owned by the Company and the Company licenses the brand to agents with direct marketing networks in Malaysia (Agel Enterprises International Sdn. Bhd. (“Agel”)) and Japan (Toga Japan Co., Ltd. (“Toga Japan”)), while it sells branded products directly to independent agents to sell within the agents’ own networks in Taiwan and Indonesia. The Company has a registered trademark for “Eostre” in Malaysia and is pursuing trademark registrations in additional jurisdictions. As of May 31, 2020, the Company terminated its trademark license agreements with Agel and Toga Japan, as more fully discussed in Item 1.02 below. The Company anticipates entering into a license agreement to license the “Eostre” trademark to Eostre. The anticipated terms of the agreement will grant Eostre a non-exclusive, non-sublicensable, and non-transferable license to use the trademark: on products which will be manufactured, sold and/or distributed by Eostre; on marketing materials; and for events organized by Eostre. The term of the license is anticipated to be for one year, with the agreement automatically renewing for additional one year terms unless either party provides notice to the other of its intention to terminate the agreement within 60 days before the beginning of the next term. In consideration for the license, Eostre will pay the Company a fee of $20,000 USD on a monthly basis.

The products Eostre Energy Crystal Pendant, Eostre Quantum Disc, Eostre Vitality Pendant, Eostre Sanare Sleep Mat, Eostre Life Force Diffuser and Eostre Ohrus are manufactured in Hong Kong. The Eostre Smart LED Desk Lamp is manufactured in Malaysia. The products Essential Young Serum and Perfect Hydrating Spray are manufactured in Indonesia. The products Healthy 99, Beauty 99, Cadalobs Chlorella, Toga Dammarane, and Dammarane Sapogenin are manufactured in Taiwan.

The products are manufactured by unaffiliated third-party companies, who ship finished products containing the Company’s Eostre branding. For products sold in Malaysia and Japan, the manufacturers directly ship products to the customers with direct marketing networks in those jurisdictions.

For the products sold in Taiwan and Indonesia, orders are placed by independent agents to the Company. The Company then receives fully manufactured products from the manufacturers, which the Company sells through wholesale distribution to independent agents who have their own respective direct marketing networks for selling the products.

The Company reports sales in accordance with ASC 606. The sale of products through the direct marketing networks are recognized when:

i.	An invoice has been generated and provided to the customer;
ii.	Performance obligations of delivery of products are stated in the invoice;
iii.	The transaction price has been identified in the invoice;
iv.	The Company has allocated the transaction price to performance obligation in the invoice; and
v.	The Company ships the product to the customer, and it has then satisfied the performance obligation.

Principal markets: The Company currently sells its products to agents in Malaysia, Japan, Taiwan, and Indonesia. The Company does not sell its products directly to consumers, but instead sells exclusively to independent agents who distribute such products through direct marketing networks in the Company’s principal markets, as described below. The products are marketed to wellness-minded consumers, typically adults (between approximately 20 and 80 years old), both men and women, located in urban centers.

Competitive conditions: The Company purchases white labeled products and brands them with its “Eostre” trademark. The Company then produces sales and marketing materials for such products. Because the Company owns the Eostre brand, it has no competitors selling identically branded products without its authorization. However, the Company does not own the underlying intellectual property to the products that it sells, nor does it have exclusive rights to sell such products. The Company has competition risk in that it cannot ensure that it will continue to be able to source its products from its third-party suppliers, at competitive prices.

In addition, the Company is aware that those third-party suppliers sell the same white labeled products to other companies (with differed branding applied), who compete directly or indirectly with the Company in its principal markets. Except for the “Eostre” product branding and marketing, the Company is aware of one such competitor who sells identical products (with the competitor’s own marketing and branding applied to the underlying product) to the Eostre Energy Crystal Pendant, Eostre Vitality Pendant, Eostre Quantum Disc, Eostre Ohrus, Eostre Life Force Diffuser, Essential Young Serum, and Perfect Hydrating Spray. This provides additional direct sales competition with respect to those products and provides competition for talent for those agents who may want to sell these or similar wellness products through a direct marketing network.

Furthermore, the Company has competition in each jurisdiction in which it operates with the entire market of other companies and individuals who sell health and wellness products, especially those that are in the business of selling natural products (including crystals, topical sprays, serums and cremes, home goods, supplements, and similar items) based on traditional, eastern wellness principles.

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Employees: As of June 1, 2020, Eostre has hired 16 employees, who are professionals in the health and direct sales industry, and Eostre will begin to retain a team of independent agents to sell Eostre’s products. In light of the current coronavirus (“COVID-19”) pandemic, Eostre’s agents will primarily use e-commerce as their main sales channel.

Sales and Marketing: The Company will primarily focus on sales and marketing of its products online though e-commerce. It will pursue paid marking opportunities such as Facebook ads with targeting marketing and hiring product ambassadors to promote the product. The Company will also pursue organic marketing strategies such as using Eostre social media accounts and search engine optimization to promote the product.

Independent Agents: Eostre will rely on its network of independent agents to sell the products. The agents will be eligible to receive compensation on a number of different levels, ranging from retaining profit from retail sales, to bonuses which may be achieved as each such agent becomes a leader of their own network.

Item 1.02 Termination of a Material Definitive Agreement

Termination of Agel and Toga Japan License Agreements

On April 1, 2018, and as subsequently amended on August 1, 2019, the Company entered into a Trademark License Agreement with Agel (the “Agel License Agreement”) to allow Agel to use the “Yippi” and “Eostre” trademarks for marketing purposes. As set forth in the Agel License Agreement, the Company granted Agel a non-exclusive, non-sublicensable, non-transferable license to reproduce and display the trademarks for certain promotional activities, merchandise, and events. As consideration for the license, Agel paid the Company a monthly fee in the amount of $20,000 USD, plus an additional $1 or $2 per unit for certain Eostre products as applicable.

On April 1, 2019, and as subsequently amended on August 1, 2019, the Company entered into a Trademark License Agreement with Toga Japan (the “Toga Japan License Agreement” and, together with the Agel License Agreement, the “License Agreements”) to allow Toga Japan to use all the trademarks associated with the Yippi App and the “Eostre” trademark for marketing purposes. As set forth in the Toga Japan License Agreement, the Company granted Toga Japan a non-exclusive, non-sublicensable, non-transferable license to reproduce and display the trademarks for certain promotional merchandise and events. As consideration for the license, Toga Japan paid the Company a monthly fee in the amount of $20,000 USD, plus an additional $1 or $2 per unit for certain Eostre products as applicable.

Due to the COVID-19 pandemic and subsequent lockdown, Agel and Toga Japan have advised the Company that they have been unable to sell the Company’s Eostre line of products since February 2020. On or about May 27, 2020, Agel and Toga Japan formally requested the termination of their respective License Agreements with the Company. The Company subsequently terminated the License Agreements effective May 31, 2020. Going forward, independent agents in Malaysia and Japan will be able to purchase Eostre products directly from Eostre or the Company, as applicable.

Item 7.01 Regulation FD Disclosure.

On June 6, 2020, a spokesperson of the Company presented certain information at an informational meeting of the Company held in Kuala Lumpur, Malaysia utilizing various PowerPoint presentations (the “Presentations”) regarding the Company’s planned business operations for Eostre, its direct selling program, and its future strategy. The meeting was attended by the Company’s stockholders, prospective independent agents, and others. The Company’s Presentations included certain forward-looking information. Copies of the Presentations are furnished herewith as Exhibits 99.1 to 99.11 and are incorporated into this Item 7.01 by reference.

The Company does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement in the Presentations are based.

The information in this Item 7.01 of this Amendment No. 1 and in Exhibits 99.1 to 99.11 attached to this Amendment No. 1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 of this Amendment No. 1 shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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ITEM 9.01 Financial Statements and Exhibits.

Exhibits:

99.1

Slide presentation used by the Company on June 6, 2020 entitled “The Importance of Optimization and Compliance,” which was filed as Exhibit 99.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 5, 2020, and is incorporated herein by reference thereto.

99.2*	Slide presentation used by the Company on June 6, 2020 entitled “A country we have national laws, at home we have house rules”
99.3*	Slide presentation used by the Company on June 6, 2020 entitled “Eostre Online/Offline Products”
99.4*	Slide presentation used by the Company on June 6, 2020 entitled “Eostre Sdn. Bhd. Upgraded System Upgraded Operation”
99.5*	Slide presentation used by the Company on June 6, 2020 entitled “Yippi 2020 Yippi planning for second half of 2020”
99.6*	Slide presentation used by the Company on June 6, 2020 entitled “TogaGo 2020 Progress and Future Plan”
99.7*	Slide presentation used by the Company on June 6, 2020 entitled “T-RT Toga Resonance Technology”
99.8*	Slide presentation used by the Company on June 6, 2020 entitled “Why Eostre”
99.9*	Slide presentation used by the Company on June 6, 2020 entitled “WOL The Formation of WOL”
99.10*	Slide presentation used by the Company on June 6, 2020 entitled “Yippi Business Development January 2020 - June 1, 2020”
99.11*	Slide presentation used by the Company on June 6, 2020 entitled “Yippi Sticker Platform”

_________

*Exhibit filed with this document.

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SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TOGA LIMITED

DATED: June 9, 2020	By:	/s/ Alexander D. Henderson
Alexander D. Henderson
Chief Financial Officer (Principal Financial and Accounting Officer)

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